AEYE (NASDAQ: LIDR) APPOINTS FORMER APPLE GLOBAL MARKETING EXECUTIVE SUE ZEIFMAN TO ITS BOARD OF DIRECTORS

Company Continues to Attract Industry’s Top Talent – Adding Distinguished Executives in Business Development and Finance

Dublin, CA – January 18, 2022 – AEye, Inc. (NASDAQ: LIDR, $LIDR), the global leader in adaptive, high-performance lidar solutions, today announced the appointment of former Apple Inc. global marketing executive Sue Zeifman to its board of directors. Zeifman, who has led the implementation of global marketing and communications for some of the world’s best known technology and consumer brands, adds her considerable expertise to a seasoned board led by Carol DiBattiste, and made up of former top executives from companies including Gap, Daimler-Benz AG, Kleiner Perkins and General Motors.

Zeifman has spent her career managing global marketing and multi-layered programs for storied consumer and tech brands. Most recently, she spent nine years as Apple’s head of Global Marketing Production, where she was responsible for a global team of more than 400 staff and agency personnel directing the worldwide management of marketing content, as well as creative and production services. Prior to Apple, Zeifman was SVP and director of Strategic Creative and Production Services at Young & Rubicam, one of the world’s largest advertising agencies, where was managed global accounts such as Hitachi, AMD, Electronic Arts, Adobe, Dell, Microsoft, Lincoln-Mercury, Chevron, and Clorox.

“During my career, I have learned something about innovation and technology adoption. It is obvious to me that lidar will be everywhere, and after researching the available lidar technologies and companies, it was clear to me that AEye is the company that will make that happen,” said Zeifman. “AEye, like so many brands that I have worked with, is a true innovator, with a technology that I believe will transform the industries it serves. The underlying theme in my career at Apple and elsewhere has been the delivery of effective and creative storytelling to drive brand affinity and awareness. I look forward to doing the same with AEye, a company that’s well on its way to market leadership.”

Company Expands Leadership Ranks

The company also announced several additions to its leadership ranks, including former DENSO executive Randolph Williams as VP of Commercial Vehicles, former Valeo executive Gavan Hennessy as VP of Autonomous Platforms, and former Google finance executive Conor Tierney as chief accounting officer.

As VP of Commercial Vehicles, Williams will work directly with global commercial vehicle OEMs and over-the-road truck fleets, together with AEye’s Tier 1 partners, including Continental, to drive widespread global adoption of AEye’s 4Sight™ Intelligent Sensing Platform. He joins AEye from DENSO, where he was responsible for the global automotive component manufacturer’s Asia Pacific sales. Prior to DENSO, he spent more than 23 years in leading global business development and technical sales leadership posts at Delphi Automotive, where he worked extensively with global commercial vehicle OEM customers, trucking fleets, and off-highway customers.

In the newly created VP of Autonomous Platforms role, Hennessy will work closely with AV stack providers to integrate AEye’s 4Sight platform into commercial and passenger vehicles. A 25-year automotive veteran, Hennessy comes to AEye from Valeo, where he was group customer director for Mobility. He was also a director at Valeo’s Vision System headquarters in Ireland and was instrumental in growing the automotive camera systems business into a significant portion of Valeo’s revenue.

As chief accounting officer, Tierney will be responsible for overall leadership of AEye’s accounting, financial compliance, controls, and reporting functions. Prior to joining AEye, Tierney was head of Finance and corporate controller at Alphabet's Wing Aviation division (Alphabet's drone delivery business). He also served as corporate controller at Glu Mobile in the mobile gaming space, managing a 20-person global team, and worked at Big 4 accounting firms Deloitte and PricewaterhouseCoopers.

“AEye continues to attract highly-recruited executives from some of the world’s best-known companies. They are choosing to invest their time and talent with us,” said AEye CEO Blair LaCorte. “The best and brightest are joining us because they share our belief that lidar is essential, and that our business model and technology are highly-differentiated and extremely compelling. Sue, Randolph, Gavan, and Conor are joining a team that is second to none, and they will help us execute on our business plan and accelerate widespread adoption of AEye’s groundbreaking lidar.”

AEye’s 4Sight Intelligent Sensing Platform, with Adaptive Lidar at its core, is able to tailor its output to application-specific requirements for automotive, mobility, and industrial applications. This modular platform uses adaptive sensing to deliver industry-leading performance, which addresses the most difficult challenges facing autonomous driving, while meeting automotive functional safety requirements. 4Sight’s built-in intelligence enables it to focus on what matters most in all environments and weather conditions, enabling safer, smarter, and faster decisions in complex driving scenarios. As a result, AEye’s Adaptive LiDAR uniquely enables higher levels of autonomous functionality (SAE L2-L5) at the optimal performance, power, and price.

About AEye

AEye’s artificial intelligence-driven Adaptive Lidar provides valuable solutions for dynamic sensing applications ranging from repetitive robotics to autonomous driving that require precise measurement imaging to ensure safety and performance. At the core of AEye’s 4Sight Intelligent Sensing Platform, the Adaptive Lidar focuses on what matters most, enabling faster, more accurate, and reliable perception. The 4Sight platform integrates, optimizes, and processes the sensing information in real-time and this modular platform is configurable to meet current and evolving customer requirements. The company was founded in 2013 and is based in the San Francisco Bay Area.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward looking statements included in this press release include statements about AEye’s products and business plan, the eventual ubiquity of lidar, the adaptability of those products, the ability of these products to meet the requirements for multiple applications, adoption of AEye’s products, and AEye’s market position, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risk that lidar will not be ubiquitous in the timeframe anticipated by AEye, or at all; (ii) the risks that AEye ’s products will not be viewed as truly innovative in the marketplace; (iii) the risks that AEye will be unable to drive sufficient brand affinity or awareness in the marketplace; (iv) the risks that AEye will be unable to establish market leadership; (v) the risks that AEye will be unable to continue to attract sought after executives or retain existing executives over time; (vi) the risks that AEye’s business model and technology will be viewed in the marketplace as highly differentiated or compelling; (vii) the risks that AEye’s products will be adopted on a widespread basis, or at all, and the timing associated with such adoption being longer than anticipated by AEye;

(viii) the risks that AEye’s products will be unable to sufficiently tailored to meet the requirements of customers in the automotive, mobility, or industrial markets; (ix) the risks that AEye’s unique approach to lidar sensing will not result in a commercial product or, if a commercial product is launched, that it is accepted by the market; (x) the risks that AEye’s product is not found by the marketplace to uniquely drive innovation expected by customers; (xi) the risks that AEye will be successful in reducing the cost of its products over time sufficient to meet the demands of the market; (xii) the risks that our products will not meet the specific needs of our customers; (xiii) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (xiv) the risks that AEye’s products will not meet the diverse range of performance and functional requirements of AEye’s target markets and customers; (xv) the risks that AEye’s products will not function as anticipated by AEye or by AEye’s target markets and customers; (xvi) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry; (xvii) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xviii) changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xix) the risks that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities; and (xx) the risks of downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by the COVID-19 pandemic, including the Delta, Omicron and future variants, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Quarterly Report on Form 10-Q that AEye filed with the U.S. Securities and Exchange Commission (the “SEC”) and other documents filed by AEye or that will be filed by AEye from time-to-time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

Media Contact:

AEye, Inc.

Jennifer Deitsch

jennifer@aeye.ai

925-400-4366

Investors:

Financial Profiles, Inc.

Matthew Keating, CFA

AEye@finprofiles.com

310-622-8230

John Brownell

AEye@finprofiles.com

310-622-8489